     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 1998
                                    REGISTRATION NOS. 333-       AND 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                            ------------------------

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

           STARWOOD HOTELS & RESORTS                STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
                    CHARTER)                                         CHARTER)

                    MARYLAND                                         MARYLAND
          (STATE OR OTHER JURISDICTION                     (STATE OR OTHER JURISDICTION
       OF INCORPORATION OR ORGANIZATION)                OF INCORPORATION OR ORGANIZATION)

                   52-0901263                                       52-1193298
      (I.R.S. EMPLOYER IDENTIFICATION NO.)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

       2231 E. CAMELBACK ROAD, SUITE 410                2231 E. CAMELBACK ROAD, SUITE 400
             PHOENIX, ARIZONA 85016                           PHOENIX, ARIZONA 85016
                 (602) 852-3900                                   (602) 852-3900
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         1995 LONG-TERM INCENTIVE PLAN                    1995 LONG-TERM INCENTIVE PLAN
            (FULL TITLE OF THE PLAN)                         (FULL TITLE OF THE PLAN)

              BARRY S. STERNLICHT                                RONALD C. BROWN
      CHAIRMAN AND CHIEF EXECUTIVE OFFICER         EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                                                     OFFICER
           STARWOOD HOTELS & RESORTS                        STARWOOD HOTELS & RESORTS
       2231 E. CAMELBACK ROAD, SUITE 410                         WORLDWIDE, INC.
             PHOENIX, ARIZONA 85016                     2231 E. CAMELBACK ROAD, SUITE 400
    (NAME AND ADDRESS OF AGENT FOR SERVICE)                   PHOENIX, ARIZONA 85016
                                                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 (602) 852-3900                                   (602) 852-3900
(TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT
                  FOR SERVICE)                                     FOR SERVICE)

                                   COPIES TO:

            SHERWIN L. SAMUELS, ESQ.                          LAURA A. LOFTIN, ESQ.
                SIDLEY & AUSTIN                                  SIDLEY & AUSTIN
             555 WEST FIFTH STREET                            555 WEST FIFTH STREET
         LOS ANGELES, CALIFORNIA 90013                    LOS ANGELES, CALIFORNIA 90013
                 (213) 896-6000                                   (213) 896-6000

                        CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                        PROPOSED             PROPOSED
                                                    AMOUNT               MAXIMUM              MAXIMUM             AMOUNT OF
            TITLE OF SECURITIES                      TO BE           OFFERING PRICE          AGGREGATE          REGISTRATION
              TO BE REGISTERED                    REGISTERED          PER SHARE(1)       OFFERING PRICE(1)           FEE
--------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest, $0.01 par
  value, of Starwood Hotels & Resorts,
  paired with Shares of common stock, $0.01
  par value, of Starwood Hotels & Resorts
  Worldwide, Inc. ..........................      20,361,070             $52.63           $1,071,603,114          $316,123
================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1933, based upon the exercise price for outstanding stock options and the average of the high and low sale prices of the paired shares on the New York Stock Exchange on April 9, 1998.

================================================================================

     Pursuant to General Instruction E to Form S-8, this registration statement incorporates by reference the contents of the Registration Statement on Form S-8 (File Nos. 333-02721 and 333-02721-01) filed by Starwood Hotels & Resorts (formerly Starwood Lodging Trust) and Starwood Hotels & Resorts Worldwide, Inc. (formerly Starwood Lodging Corporation) (together the "Company" or the "Registrants" with the Securities and Exchange Commission (the "Commission") on April 22, 1996.

                                    PART II

ITEM 8. EXHIBITS

    EXHIBIT
    NUMBER                        DESCRIPTION OF EXHIBIT
    -------                       ----------------------
     4.1       Amended and Restated Declaration of Trust of the Trust, as
               amended (incorporated by reference to Exhibit 3.1 of the
               Joint Annual Report on Form 10-K for the fiscal year ended
               December 31, 1997 (the "1997 Form 10-K")).
     4.2       Amended and Restated Articles of Incorporation of the
               Corporation, as amended (incorporated by reference to
               Exhibit 3.2 of the 1997 Form 10-K).
     4.3       Amended and Restated Trustees' Regulations of the Trust, as
               amended (incorporated by reference to Exhibit 3.3 of the
               1997 Form 10-K).
     4.4       Amended and Restated Bylaws of the Corporation, as amended
               (incorporated by reference to Exhibit 3.4 of the 1997 Form
               10-K).
     4.5       1995 Long-Term Incentive Plan of the Trust, as amended
               (incorporated by reference to Exhibit C of the Definitive
               Joint Proxy Statement filed with the Commission on Form 14A on November 12, 1997 (the "1997 Proxy Statement")).
     4.6       1995 Long-Term Incentive Plan of the Corporation, as amended
               (incorporated by reference to Exhibit D of the 1997 Proxy
               Statement).
    *5.1       Opinion of Piper & Marbury L.L.P.
    *23.1      Consent of Coopers & Lybrand L.L.P.
    *24.1      Powers of Attorney (included on signature pages hereto).

---------------

* Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 10th day of April, 1998.

                                          STARWOOD HOTELS & RESORTS

                                          By:    /s/ BARRY S. STERNLICHT
                                            ------------------------------------
                                                    Barry S. Sternlicht
                                            Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

     Each person whose signature to the Registration Statement appears below hereby appoints Barry S. Sternlicht, Madison F. Grose and Sherwin L. Samuels, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----
               /s/ BARRY S. STERNLICHT                   Chairman, Chief Executive          April 10, 1998
-----------------------------------------------------      Officer and Trustee
                 Barry S. Sternlicht                       (Principal Executive,
                                                           Financial and Accounting
                                                           Officer)

                /s/ JEAN-MARC CHAPUS                     Trustee                            April 10, 1998
-----------------------------------------------------
                  Jean-Marc Chapus

                 /s/ BRUCE W. DUNCAN                     Trustee                            April 10, 1998
-----------------------------------------------------
                   Bruce W. Duncan

                /s/ MADISON F. GROSE                     Trustee                            April 10, 1998
-----------------------------------------------------
                  Madison F. Grose

               /s/ GEORGE J. MITCHELL                    Trustee                            April 10, 1998
-----------------------------------------------------
                 George J. Mitchell

                 /s/ ROGER S. PRATT                      Trustee                            April 10, 1998
-----------------------------------------------------
                   Roger S. Pratt

                /s/ STEPHEN R. QUAZZO                    Trustee                            April 10, 1998
-----------------------------------------------------
                  Stephen R. Quazzo

              /s/ STUART M. ROTHENBERG                   Trustee                            April 10, 1998
-----------------------------------------------------
                Stuart M. Rothenberg

                /s/ RAYMOND S. TROUBH                    Trustee                            April 10, 1998
-----------------------------------------------------
                  Raymond S. Troubh

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 10th day of April, 1998.

                                          STARWOOD HOTELS & RESORTS
                                          WORLDWIDE, INC.

                                          By:      /s/ RONALD C. BROWN
                                            ------------------------------------
                                                      Ronald C. Brown
                                                Executive Vice President and
                                                  Chief Financial Officer

                               POWER OF ATTORNEY

     Each person whose signature to the Registration Statement appears below hereby appoints Ronald C. Brown and Alan M. Schnaid, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

               /s/ BARRY S. STERNLICHT                   Chairman of the Board of           April 10, 1998
-----------------------------------------------------      Directors and Director
                 Barry S. Sternlicht

                 /s/ RONALD C. BROWN                     Executive Vice President and       April 10, 1998
-----------------------------------------------------      Chief Financial Officer
                   Ronald C. Brown                         (Principal Financial and
                                                           Accounting Officer)

                 /s/ JUERGEN BARTELS                     Chief Executive, Hotel             April 10, 1998
-----------------------------------------------------      Operating Group and Director
                   Juergen Bartels                         (Principal Executive Officer)

                                                         Director                           April   , 1998
-----------------------------------------------------
                  Brenda C. Barnes

               /s/ JONATHAN D. EILIAN                    Director                           April 10, 1998
-----------------------------------------------------
                 Jonathan D. Eilian

                  /s/ BRUCE M. FORD                      Director                           April 10, 1998
-----------------------------------------------------
                    Bruce M. Ford

               /s/ GRAEME W. HENDERSON                   Director                           April 10, 1998
-----------------------------------------------------
                 Graeme W. Henderson

                 /s/ EARLE F. JONES                      Director                           April 10, 1998
-----------------------------------------------------
                   Earle F. Jones

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----
                /s/ MICHAEL A. LEVEN                     Director                           April 10, 1998
-----------------------------------------------------
                  Michael A. Leven

                 /s/ DANIEL H. STERN                     Director                           April 10, 1998
-----------------------------------------------------
                   Daniel H. Stern

                /s/ BARRY S. VOLPERT                     Director                           April 10, 1998
-----------------------------------------------------
                  Barry S. Volpert

                  /s/ DANIEL W. YIH                      Director                           April 10, 1998
-----------------------------------------------------
                    Daniel W. Yih

                                 EXHIBIT INDEX

                                                                            SEQUENTIALLY
    EXHIBIT                                                                   NUMBERED
    NUMBER                            DESCRIPTION                               PAGE
    -------                           -----------                           ------------
       4.1    Amended and Restated Declaration of Trust of the Trust, as
              amended (incorporated by reference to Exhibit 3.1 of the
              Joint Annual Report on Form 10-K for the fiscal year ended
              December 31, 1997 (the "1997 Form 10-K")....................
       4.2    Amended and Restated Articles of Incorporation of the
              Corporation, as amended (incorporated by reference to
              Exhibit 3.2 of the 1997 Form 10-K)..........................
       4.3    Amended and Restated Trustees' Regulations of the Trust, as
              amended (incorporated by reference to Exhibit 3.3 of the
              1997 Form 10-K).............................................
       4.4    Amended and Restated Bylaws of the Corporation, as amended
              (incorporated by reference to Exhibit 3.4 of the 1997 Form
              10-K).......................................................
       4.5    1995 Long-Term Incentive Plan of the Trust, as amended
              (incorporated by reference to Exhibit C of the Definitive
              Joint Proxy Statement filed with the Commission on Form 14A on November 12, 1997 (the "1997 Proxy Statement"))..........
       4.6    1995 Long-Term Incentive Plan of the Corporation, as amended
              (incorporated by reference to Exhibit D of the 1997 Proxy
              Statement)..................................................
      *5.1    Opinion of Piper & Marbury L.L.P............................
     *23.1    Consent of Coopers & Lybrand L.L.P..........................
     *24.1    Powers of Attorney (included on signature pages hereto).....

---------------

* Filed herewith.